                               Semi-Annual Report


                            -------------------------

                                 Dreyfus Premier
                                   Tax Managed
                                   Growth Fund
                            -------------------------










                                 April 30, 1998


                                  [LION LOGO]

Dreyfus Premier Tax Managed Growth Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

  It is a pleasure and privilege for me to introduce you to Fayez Sarofim, who manages the Dreyfus Premier Tax Managed Growth Fund.

  Mr. Sarofim is also the portfolio manager for the Dreyfus Appreciation Fund and the Dreyfus Premier Worldwide Growth Fund, Inc. He is President, Chairman of the Board and a Director of Fayez Sarofim & Co., which serves as the Fund's sub-investment adviser.

  Mr. Sarofim founded Fayez Sarofim & Co. in 1958. The Houston-based investment firm currently manages approximately $39 billion for a number of clients. Prior to establishing his own company, Mr. Sarofim was assistant to the president of Anderson, Clayton & Co.

  He earned his B.S. in food technology from the University of California and his M.B.A from Harvard Business School. He is a Chartered Investment Counselor and a member of the New York Society of Security Analysts and the Houston Society of Financial Analysts.

  Currently, Mr. Sarofim serves as a director of Unitrin, Inc., Argonaut Group, EXOR Group and Imperial Holly Corporation. He is also on the board of directors of The Texas Heart Institute and is a member of the Board of Overseers of Memorial Sloan-Kettering Cancer Center.

  We have full confidence in Mr. Sarofim's ability to manage your investment in this Fund.
                                                     Sincerely,

                                                     /s/ Stephen E. Canter

                                                     Stephen E. Canter
                                                     Chief Investment Officer
                                                     The Dreyfus Corporation

May 20, 1998
New York, N.Y.

Dreyfus Premier Tax Managed Growth Fund
-------------------------------------------------------------------------------

Letter to Shareholders

Dear Shareholder:

  We are pleased to provide you with this first semi-annual report for the Dreyfus Premier Tax Managed Growth Fund. The Fund began operations on November 4, 1997, and completed its first six-month fiscal period on April 30, 1998. The performance of the Fund's various classes of shares during that period is shown below:

                                                             Total Return*
                                                             ------------
         Class A Shares                                        17.14%
         Class B Shares                                        16.72%
         Class C Shares                                        16.64%
         Class T Shares                                        17.01%
         Standard & Poor's 500 Composite
            Stock Price Index** (from 10/31/97-- 4/30/98)      22.50%

   As you know, the Fund is managed to seek to achieve growth of assets and to minimize the impact of Federal income taxes, where possible. At the close of the period, the Fund had 5.5% of its net assets in short-term Treasuries, and industry emphasis on consumer staples, health care and financials. In favorable market conditions and as investment opportunities arise, we will continue to invest the short-term cash equivalent assets.

ECONOMIC OUTLOOK

   We currently expect that average annual Gross Domestic Product (GDP) in the U.S. will expand in a range of 2.5% to 3.0%, compared to 4.0% in 1997. We also currently anticipate that annual Consumer Price Index (CPI) inflation should decline to 1.5% or below, historically close to price stability. Against the backdrop of a strong dollar and a budget surplus, we currently expect long-term interest rates to decline to 5.5% or below by year end. Sound corporate management and vigilant monetary policy have produced an environment where job creation remains healthy and the economy can expand, while wage inflation can be held in check. A secular increase in productivity and global competition are also responsible for the positive backdrop for financial assets.

   In our view, strong domestic demand will be tempered in the months ahead. We see weakness and overcapacity in Asia continuing to negatively impact pricing and employment in competitive industries. Clear price deflation in producer prices has weakened the manufacturing sector. We also have seen deflation in agricultural commodities and commodity products such as oil, paper, chemicals and steel. Pricing weakness ultimately leads to profit margin contraction, and it is our belief that maintaining corporate competitiveness will result in incremental downsizing, where necessary. Continued merger and acquisition activity should also undermine job creation in affected industries. Job security may thus become more of an issue, and consumer confidence could moderate from record levels. Higher interest rates, stock market volatility and inevitable shocks related to the Asian crisis may well usher in a period of renewed caution. However, constructive fundamentals in the U.S. economic activity, driven by services versus exports and manufacturing, should insulate domestic growth. A discernible pickup in demand from continental European markets is also expected to have a positive impact.

INVESTMENT STRATEGY

   Our investment strategy is based on a three- to five-year economic outlook. With an outlook for a secular trend of aging populations and moderate growth among the industrialized countries, our current investment strategy favors those sectors which we expect will benefit as this macroeconomic scenario continues to unfold. The focus in the Fund currently is an emphasis on high quality, large capitalization, global industry leaders in consumer staples, health care and financial services. We attempt to identify companies that can generate stable growth in earnings from mature markets, and more rapid growth from emerging markets due to such companies' dominant brand names, proprietary technologies and new products. Consumption should remain stable, spurred by increased disposable income, due to low inflation and improving living standards, and a trend of global deregulation in the private and public sectors.

   We  believe  that U.S.  corporate  profits  can grow at 8% in 1998,  and at a considerably higher rate in Europe. The large capitalization industry bellwethers are likely to maintain market leadership, although there may be periods of underperformance if markets become speculative and/or driven by shorter term earnings expectations, rather than long-term consistency and secular growth. Uncertainty about Asia and the direction of the U.S. economy may also cause volatility in equity markets. Our strategy seeks to identify premier global companies, which are expected to show less volatility in their earnings, although markets can exhibit sharp swings in prices. The holdings in the Fund are broadly diversified in their industries and geographical markets, and are usually the number one or two player in their respective businesses. In our view, they represent the highest quality managements and have strong balance sheets. We believe these companies should provide the greatest immunity from earnings disappointments, and thus continue to outperform in the respective markets.

INVESTMENT HIGHLIGHTS

   The Fund was in transition during the reporting period as we structured the portfolio holdings according to the firm's investment strategy. The Fund did not equal the overall market's performance during the reporting period due the Fund's percentage of uninvested cash in the portfolio. The Fund's emphasis on the financial services sector had the most positive impact on its results, led by Associates First Capital, Chase Manhattan, Citicorp and BankAmerica. The health care sector, which was the best performing sector in the S&P 500 Index, had the second most positive impact on the Fund led by shares of Pfizer, Merck and American Home Products. We continue to like the health care and consumer staples sectors which are benefiting from demographics, new products and dominant positions in their industries. Individual issues which positively impacted results were Coca-Cola, General Electric, Hewlett-Packard, Exxon, Microsoft, Gillette and DuPont (EI) de Nemours.

                                                     Sincerely,

                                                     /s/ Fayez Sarofim

                                                     Fayez Sarofim
                                                     Portfolio Manager
May 20, 1998
New York, NY

 * Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A and Class T shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

Dreyfus Premier Tax Managed Growth Fund
-------------------------------------------------------------------------------
Statement of Investments                             April 30, 1998 (Unaudited)

Common Stocks--95.8%                                                                              Shares            Value
-------------------------------------------------------------------------------                ------------     ------------
            Auto/Related--5.4%   Chrysler......................................                30,000           $  1,205,625
                                 Ford Motor....................................                40,000              1,832,500
                                 General Motors................................                15,000              1,010,625
                                                                                                                ------------
                                                                                                                   4,048,750
                                                                                                                ------------

                 Banking--7.7%   BankAmerica...................................                30,000              2,550,000
                                 Chase Manhattan...............................                11,000              1,524,188
                                 Citicorp......................................                11,000              1,655,500
                                                                                                                ------------
                                                                                                                   5,729,688
                                                                                                                ------------

         Basic Materials--1.5%   duPont (EI) de Nemours........................                15,000              1,092,188
                                                                                                                ------------

           Capital Goods--8.1%   AlliedSignal..................................                30,000              1,314,375
                                 Boeing........................................                20,000              1,001,250
                                 Caterpillar...................................                10,000                569,375
                                 Emerson Electric..............................                12,000                763,500
                                 General Electric..............................                28,000              2,383,500
                                                                                                                ------------
                                                                                                                   6,032,000
                                                                                                                ------------
Communications Services--5.7%    Bell Atlantic.................................                14,000              1,309,875
                                 BellSouth.....................................                20,000              1,283,750
                                 SBC Communications............................                40,000              1,657,500
                                                                                                                ------------
                                                                                                                   4,251,125
                                                                                                                ------------

               Computers--4.4%   Compaq Computer...............................                25,000 (a)            701,563
                                 Hewlett-Packard...............................                20,000 (a)          1,506,250
                                 Microsoft.....................................                12,000              1,081,500
                                                                                                                ------------
                                                                                                                   3,289,313
                                                                                                                ------------

             Electronics--2.9%   Intel.........................................                27,000              2,181,937
                                                                                                                ------------

                  Energy--7.9%   British Petroleum A.D.S.......................                20,000              1,890,000
                                 Chevron.......................................                11,000                909,562
                                 Exxon.........................................                20,000              1,458,750
                                 Mobil.........................................                12,000                948,000
                                 Royal Dutch Petroleum.........................                12,000                678,750
                                                                                                                ------------
                                                                                                                   5,885,062
                                                                                                                ------------

               Financial--6.5%   Associates First Capital, Cl. A...............                14,483              1,082,634
                                 Federal National Mortgage Association.........                40,000              2,395,000
                                 Merrill Lynch.................................                15,000              1,316,250
                                                                                                                ------------
                                                                                                                   4,793,884
                                                                                                                ------------

Dreyfus Premier Tax Managed Growth Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

Common Stocks (continued)                                                                   Shares                  Value
-------------------------------------------------------------------------------          ------------           ------------
Food, Beverage & Tobacco--10.1%  Coca-Cola.....................................                50,000           $  3,793,750
                                 PepsiCo.......................................                40,000              1,587,500
                                 Philip Morris Cos.............................                58,000              2,164,125
                                                                                                                ------------
                                                                                                                   7,545,375
                                                                                                                ------------

            Health Care--19.6%   Abbott Laboratories...........................                18,000              1,316,250
                                 American Home Products........................                17,000              1,583,125
                                 Bristol-Myers Squibb..........................                17,000              1,799,875
                                 Johnson & Johnson.............................                32,000              2,284,000
                                 Merck.........................................                25,000              3,012,500
                                 Pfizer........................................                40,000              4,552,500
                                                                                                                ------------
                                                                                                                  14,548,250
                                                                                                                ------------

               Insurance--2.0%   Marsh & McLennan..............................                16,000              1,458,000
                                                                                                                ------------

     Media/Entertainment--1.8%   McDonalds.....................................                15,000                928,125
                                 Tricon Global Restaurants.....................                12,500                396,875
                                                                                                                ------------
                                                                                                                   1,325,000
                                                                                                                ------------

           Personal Care--7.3%   Colgate-Polmolive.............................                15,000              1,345,312
                                 Gillette......................................                19,000              2,193,313
                                 Procter & Gamble..............................                23,000              1,890,312
                                                                                                                ------------
                                                                                                                   5,428,937
                                                                                                                ------------

               Publishing--.6%   McGraw-Hill Cos...............................                6,000                 464,625
                                                                                                                ------------

                  Retail--1.9%   Walgreen......................................               40,000               1,380,000
                                                                                                                ------------

        Textiles-Apparel--1.1%   Polo Ralph Lauren, Cl. A......................               30,000                 843,750
                                                                                                                ------------

          Transportation--1.3%   Norfolk Southern..............................               30,000               1,003,125
                                                                                                                ------------

                                 TOTAL COMMON STOCKS
                                    (cost $65,016,284).........................                                  $71,301,009
                                                                                                                ============

Dreyfus Premier Tax Managed Growth Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                 April 30, 1998 (Unaudited)

                                                                                          Principal
Short-Term Investments--5.5%                                                                Amount                 Value
-------------------------------------------------------------------------------          ------------          ------------
          U.S. Treasury Bills:   5.04%, 5/28/1998..............................               204,000          $    203,302
                                 4.97%, 7/2/1998...............................               892,000               884,561
                                 4.93%, 7/23/1998..............................             1,867,000             1,846,164
                                 4.88%, 7/30/1998..............................             1,205,000             1,190,384
                                                                                                               ------------
                                 TOTAL SHORT-TERM INVESTMENTS
                                    (cost $4,123,674)..........................                                $  4,124,411
                                                                                                               ============

TOTAL INVESTMENTS (cost $69,139,958)...........................................                101.3%          $ 75,425,420
                                                                                               ======          ============
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                 (1.3%)         $ (1,006,640)
                                                                                               ======          ============
NET ASSETS.....................................................................                100.0%          $ 74,418,780
                                                                                               ======          ============


Notes to Statement of Investments:
-------------------------------------------------------------------------------


(a) Non-income producing.


















                        See notes to financial statements.

Dreyfus Premier Tax Managed Growth Fund
-------------------------------------------------------------------------------
Statement of Assests and Liabilities                 April 30, 1998 (Unaudited)

                                                                                           Shares                 Value
-------------------------------------------------------------------------------          ------------          ------------
ASSETS:                       Investments in securities--See Statement of Investments     $69,139,958           $75,425,420
                              Cash.............................................                                     590,301
                              Receivable for shares of Capital Stock subscribed                                   1,679,443
                              Dividends receivable.............................                                     105,808
                                                                                                               ------------
                                                                                                                 77,800,972
                                                                                                               ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                      62,317
                              Due to Distributor...............................                                      42,813
                              Payable for investment securities purchased......                                   3,223,266
                              Payable for shares of Capital Stock redeemed.....                                      53,796
                                                                                                               ------------
                                                                                                                  3,382,192
                                                                                                               ------------

NET ASSETS.....................................................................                                 $74,418,780
                                                                                                               ============

REPRESENTED BY:               Paid-in capital..................................                                 $68,127,612
                              Accumulated undistributed investment income--net..                                      8,487
                              Accumulated net realized gain (loss) on investments                                    (2,781)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 3..........................                                  6,285,462
                                                                                                               ------------
NET ASSETS.....................................................................                                 $74,418,780
                                                                                                               ============





                                           NET ASSET VALUE PER SHARE
                                           --------------------------


                                                       Class A             Class B              Class C            Class T
                                                    -------------       -------------       --------------      ------------
Net Assets.....................................       $18,961,367         $40,416,009          $10,624,755      $  4,416,649

Shares Outstanding.............................         1,296,053           2,770,206              728,603           302,117
NET ASSET VALUE PER SHARE......................            $14.63              $14.59               $14.58            $14.62
                                                          =======             =======              =======           =======



                         See notes to financial statements.

Dreyfus Premier Tax Managed Growth Fund
-------------------------------------------------------------------------------
Statement of Operations
from November 4, 1997 (commencement of operations) to April 30, 1998 (Unaudited)


INVESTMENT INCOME


INCOME:                       Cash dividends (net of $1,328 foreign taxes
                                withheld at source)......................                  $    288,638
                              Interest...................................                        60,762
                                                                                           ------------
                                Total Income.............................                                        $   349,400


EXPENSES:                     Management fee--Note 2(a)..................                      199,826
                              Distribution and service fees--Note 2(b)...                      133,183
                              Loan commitment fees--Note 4...............                           26
                                                                                           ------------
                                Total Expenses...........................                                            333,035
                                                                                                                 -----------

INVESTMENT INCOME-NET....................................................                                             16,365

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                              Net realized gain (loss) on investments....                  $     (2,781)
                              Net unrealized appreciation (depreciation)
                                on investments...........................                     6,285,462
                                                                                           ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS....................                                          6,282,681
                                                                                                                  ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                         $6,299,046
                                                                                                                  ==========
















                        See notes to financial statements.

Dreyfus Premier Tax Managed Growth Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets
from November 4, 1997 (commencement of operations) to April 30, 1998 (Unaudited)



OPERATIONS:
   Investment income--net...............................................................                        $    16,365
   Net realized gain (loss) on investments..............................................                             (2,781)
   Net unrealized appreciation (depreciation) on investments............................                          6,285,462
                                                                                                                -----------
         Net Increase (Decrease) in Net Assets Resulting from Operations................                          6,299,046
                                                                                                                -----------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Class A shares....................................................................                             (7,111)
      Class T shares....................................................................                               (767)
                                                                                                                -----------
         Total Dividends................................................................                             (7,878)
                                                                                                                -----------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares....................................................................                         17,387,039
      Class B shares....................................................................                         37,663,751
      Class C shares....................................................................                         10,132,699
      Class T shares....................................................................                          3,945,080
   Dividends reinvested:
      Class A shares....................................................................                                 84
      Class T shares....................................................................                                 22
   Cost of shares redeemed:
      Class A shares....................................................................                           (368,044)
      Class B shares....................................................................                           (380,605)
      Class C shares....................................................................                           (252,414)
                                                                                                                -----------
         Increase (Decrease) in Net Assets from Capital Stock Transactions..............                         68,127,612
                                                                                                                -----------
            Total Increase (Decrease) in Net Assets.....................................                         74,418,780

NET ASSETS:
   Beginning of Period..................................................................                              --
                                                                                                                -----------
   End of Period........................................................................                        $74,418,780
                                                                                                                ===========

Undistributed investment income--net....................................................                        $     8,487
                                                                                                                -----------




                             See notes to financial statements.

Dreyfus Premier Tax Managed Growth Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued) from November 4, 1997 (commencement of operations) to April 30, 1998 (Unaudited)




CAPITAL SHARE TRANSACTIONS:

   Class A
   -------
   Shares sold..........................................................................                        1,322,232
   Shares issued for dividends reinvested...............................................                                7
   Shares redeemed......................................................................                          (26,186)
                                                                                                               ----------
        Net Increase (Decrease) in Shares Outstanding...................................                        1,296,053
                                                                                                               ==========

   Class B
   -------
   Shares sold..........................................................................                        2,796,911
   Shares redeemed......................................................................                          (26,705)
                                                                                                               ----------
        Net Increase (Decrease) in Shares Outstanding...................................                        2,770,206
                                                                                                               ==========

   Class C
   -------
   Shares sold..........................................................................                          747,110
   Shares redeemed......................................................................                          (18,507)
                                                                                                               ----------
        Net Increase (Decrease) in Shares Outstanding...................................                          728,603
                                                                                                               ==========

   Class T
   -------
   Shares sold..........................................................................                          302,115
   Shares issued for dividends reinvested...............................................                                2
                                                                                                               ----------
        Net Increase (Decrease) in Shares Outstanding...................................                          302,117
                                                                                                               ==========







                        See notes to financial statements.

Dreyfus Premier Tax Managed Growth Fund
-------------------------------------------------------------------------------
Financial Highlights (Unaudited)

   Contained below is per share operating performance data for a share of Capital Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period from November 4, 1997 (commencement of operations) to April 30, 1998. This information has been derived from the Fund's financial statements.

                                                                        Class A       Class B      Class C        Class T
PER SHARE DATA:                                                          Shares        Shares       Shares         Shares
                                                                        -------       -------      -------        -------
   Net asset value, beginning of period.......................           $12.50        $12.50       $12.50         $12.50
                                                                        -------       -------      -------        -------
   Investment Operations:
   Investment income (loss)--net..............................              .03          (.01)        (.01)           .02
   Net realized and unrealized gain (loss) on investments.....             2.11          2.10         2.09           2.11
                                                                        -------       -------      -------        -------
   Total from Investment Operations...........................             2.14          2.09         2.08           2.13
                                                                        -------       -------      -------        -------
   Distributions:
   Dividends from investment income--net......................             (.01)           --           --           (.01)
                                                                        -------       -------      -------        -------
   Net asset value, end of period.............................           $14.63        $14.59       $14.58         $14.62
                                                                        =======       =======      =======        =======
TOTAL INVESTMENT RETURN(1,2)..................................            17.14%        16.72%       16.64%         17.01%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets(2).................              .66%         1.03%        1.03%           .78%
   Ratio of net investment income (loss) to average net assets(2)           .30%         (.10%)       (.09%)          .16%
   Portfolio Turnover Rate(2).................................              .08%          .08%         .08%           .08%
   Average commission rate paid(3)............................           $.0552        $.0552       $.0552         $.0552
   Net Assets, end of period (000's Omitted)..................          $18,961       $40,416      $10,625         $4,417

--------------------------

(1) Exclusive of sales load.
(2) Not annualized.
(3) The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.





                       See notes to financial statements.

Dreyfus Premier Tax Managed Growth Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus   Premier  Tax  Managed  Growth  Fund  (the  "Fund")  is  a  separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering eighteen series, including the Fund. The Fund's investment objective is to provide investors with long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the Fund's sub-investment adviser.

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Company is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class T. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge and bear a distribution fee, while Class B and Class C shares are subject to a contingent deferred sales charge and a distribution and service fee. Class T shares are sold with a front-end sales charge and bear a distribution and service fee. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

   As of April 30, 1998, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held the following shares:

             Class A ......... 280,227         Class C ......... 40,000
             Class B .........  40,000         Class T ......... 40,000

   Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (c) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Dreyfus Premier Tax Managed Growth Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (e) Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.


NOTE 2--Investment Management Fee and Other Transfer With Affiliates:

   (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust. (The $1,000 attendance fee and reimbursement of meeting expenses are also borne pro rata by Dreyfus High Yield Strategies Fund.) These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

   Pursuant to a Sub-Investment Advisory Agreement between the Manager and Sarofim, the Manager has agreed to pay Sarofim an annual fee of .30 of 1% of the value of the Fund's average daily net assets, payable monthly.

   Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $1,324 during the period ended April 30, 1998 from commissions earned on sales of Fund shares.

Dreyfus Premier Tax Managed Growth Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


   (b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor and Dreyfus Service Corporation for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75%, .75% and .25% of the value of the average daily net assets of Class B, Class C and Class T shares, respectively. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B, Class C and Class T shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B, Class C and Class T shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 1998, Class A, Class B, Class C and Class T shares were charged $13,945, $68,053, $16,392 and $3,322, respectively, pursuant to the Plan. During the period ended April 30, 1998, Class B, Class C and Class T shares were charged $22,685, $5,464 and $3,322, respectively, pursuant to the service plan.

   Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.


NOTE 3--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1998, amounted to $65,050,201 and $33,124, respectively.

   At April 30, 1998, accumulated net unrealized appreciation on investments was $6,285,462, consisting of $6,762,132 gross unrealized appreciation and $476,670 gross unrealized depreciation.

   At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 4--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 1998, the Fund did not borrow under the Facility.

Dreyfus Premier Tax Managed
Growth Fund
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940





Printed in U.S.A.                  149/159SA984